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                                                          EXHIBIT 99.2


                          CERTIFICATION
            Pursuant to 18 United States Code Section 1350



In connection with the Annual Report of Landstar System, Inc. (the "Company") on Form 10-K for the period ending December 28, 2002, as filed with the Securities and Exchange Commisssion on the date hereof (the "Report"), I, Robert C. LaRose, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Robert C. LaRose
-------------------------
Robert C. LaRose
Vice President, Chief Financial
Officer and Secretary
March 10, 2003